UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 1, 2006
                                                --------------------------------

             Securitized Asset Backed Receivables LLC Trust 2006-WM3
--------------------------------------------------------------------------------
                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
--------------------------------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
--------------------------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


        Delaware                       333-138183-01             37-1472598
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number    (IRS Employer
of incorporation of depositor)       of issuing entity)       Identification
                                                             No. of depositor)

    200 Park Avenue, New York, New York                          10166
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code  (212) 412-4000
                                                 -------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On December 1, 2006, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2006-WM3 (the "Trust") Mortgage Pass-Through Certificates, Series 2006-WM3 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, WMC Mortgage Corp., as responsible party, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, National Association, as custodian. The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $970,478,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of November 29, 2006, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold by the Depositor to Securitized Asset Backed NIM Trust 2006-WM3 on December 1, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the Notes issued by Securitized Asset Backed NIM Trust 2006-WM3.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)    Exhibits

Exhibit 1 Underwriting Agreement, dated November 29, 2006, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of November 1, 2006, by and among the Depositor, as depositor, WMC Mortgage Corp., as responsible party, Barclays Capital Real Estate Inc. d/b/a/ HomEq Servicing, as servicer, and Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, National Association, as custodian.

Exhibit 10.1 Sponsor Representation Letter, dated as of December 1, 2006, between Sutton Funding LLC and the Depositor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 Interest Rate Swap Agreement, dated December 1, 2006, between Barclays Bank PLC, as swap provider, and Deutsche Bank National Trust Company, as trustee, on behalf of Securitized Asset Backed Receivables LLC Trust 2006-WM3 (the "Trust") (included as Exhibit T to Exhibit 4).

Exhibit 10.3 Cap Agreement, dated December 1, 2006, between Barclays Bank PLC, as cap provider, and Deutsche Bank National Trust Company, as trustee, on behalf of the Trust (included as Exhibit U to Exhibit
               4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 19, 2006                SECURITIZED ASSET BACKED RECEIVABLES LLC



                                       By:  /s/ Paul Menefee
                                          --------------------------------------
                                          Name: Paul Menefee
                                          Title: Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

1                   Underwriting Agreement, dated November 29,       (E)
                    2006, by and between the Depositor, as
                    depositor, and Barclays Capital Inc., as underwriter.

4                   Pooling and Servicing Agreement, dated as        (E)
                    of November 1, 2006, by and among the
                    Depositor, as depositor, WMC Mortgage
                    Corp., as responsible party, Barclays
                    Capital Real Estate Inc. d/b/a/ HomEq
                    Servicing, as servicer, and Deutsche Bank
                    National Trust Company, as trustee, and
                    Wells Fargo Bank, National Association, as custodian.

10.1                Sponsor Representation Letter, dated as of       (E)
                    December 1, 2006, between Sutton Funding
                    LLC and the Depositor (included as
                    Exhibit O to Exhibit 4).

10.2                Interest Rate Swap Agreement, dated              (E)
                    December 1, 2006, between Barclays Bank
                    PLC, as swap provider, and Deutsche Bank
                    National Trust Company, as trustee, on
                    behalf of the Trust (included as Exhibit T to Exhibit 4).

10.4                Cap Agreement, dated December 1, 2006,           (E)
                    between Barclays Bank PLC, as cap provider, and Deutsche Bank National Trust Company, as trustee, on behalf of the Trust
                    (included as Exhibit U to Exhibit 4).